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                                                                    EXHIBIT 10.4


                          ASSIGNMENT OF PROMISSORY NOTE

        Pursuant to the terms of the Agreement and Plan of Merger by and between OneStop.Com, Inc., a Delaware Corporation ("OneStop.Com") and SolutionsAmerica, Inc., a Delaware Corporation ("Solutions"), and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, OneStop.Com hereby assigns to Solutions, and Solutions accepts such assignment of, all rights, title, and interest in that certain Promissory Note by and between OneStop.Com and Les Concierges, Inc., a California Corporation ("Les Concierges"), documenting a loan made by OneStop.Com to Les Concierges on May 27, 1999.


AGREED AND ACCEPTED THIS
_______ day of __________, 2000.

ONESTOP.COM, INC.                           SOLUTIONSAMERICA, INC.



-------------------------------------       ------------------------------------
Michael G. Clark                            Gary Horowitz
Chief Financial Officer                     President and
                                            Chief Operating Officer


ACKNOWLEDGED AND ACCEPTED THIS
________ day of ____________, 2000.

LES CONCIERGES, INC.



-------------------------------------
Jane Winter